Exhibit 99.1

Contact:	Robert Jaffe
Robert Jaffe Co., LLC
(424) 288-4098

LANNETT ANNOUNCES FISCAL 2020 SECOND-QUARTER FINANCIAL RESULTS

Financial and Business Highlights:

•	Q2 Net Sales Higher than Expected, Up Solidly from Q1
•	Commenced Marketing Eight Products in FY20 First Half, Approximately 10 Additional Product Introductions Anticipated in Second Half
•	Launch Imminent for Numbrino®, Company’s Branded Topical Anesthetic

Philadelphia, PA – February 5, 2020 – Lannett Company, Inc. (NYSE: LCI) today reported financial results for its fiscal 2020 second quarter ended December 31, 2019.

“For our fiscal 2020 second quarter, strong sales across multiple product categories drove solid increases to our net sales and net income over our fiscal 2020 first-quarter results,” said Tim Crew, chief executive officer of Lannett.  “Our improved topline was due in part to the introduction of seven new products in the second quarter of fiscal 2020, as well as a full quarter of sales of Posaconazole.  We plan to commence marketing an additional 10 or so products in the second half of the year, including Numbrino®, our recently approved, branded topical anesthetic product.

“We remain on track for launching a substantial number of new products in fiscal 2020.  At the same time, we are making excellent progress advancing multiple products in our pipeline that have significant upside, as evidenced by the recent human pharmacokinetics and pharmacodynamics clinical trial that met all primary endpoints for our insulin glargine product.”

For the fiscal 2020 second quarter on a GAAP basis, net sales were $136.1 million compared with $193.7 million for the second quarter of fiscal 2019.  Gross profit was $41.3 million, or 30% of net sales, compared with $69.8 million, or 36% of net sales.  Net income was $5.1 million, or $0.13 per diluted share, compared with $12.4 million, or $0.32 per diluted share.

For the fiscal 2020 second quarter reported on a Non-GAAP basis, net sales were $136.1 million compared with $193.7 million for the second quarter of fiscal 2019.  Adjusted gross profit was $50.2 million, or 37% of net sales, compared with $86.0 million, or 44% of net sales, for the prior-year second quarter.  Adjusted interest expense was $13.1 million compared with $17.1 million for the second quarter of fiscal 2019.  Adjusted net income was $11.7 million, or $0.27 per diluted share, compared with $33.6 million, or $0.86 per diluted share, for the fiscal 2019 second quarter.  Adjusted EBITDA for the fiscal 2020 second quarter was $35.8 million.

Guidance for Fiscal 2020

Based on its current outlook, the company revised certain items in its GAAP guidance and adjusted guidance for fiscal year 2020, the net effect of which is not expected to have an impact on adjusted EBITDA.  The full guidance is as follows:

	GAAP	Adjusted**
Net sales	$530 million to $550 million, up from $525 million to $545 million	$530 million to $550 million, up from $525 million to $545 million
Gross margin %	Approximately 32.5% to 34.5%, down from approximately 33.5% to 35.5%	Approximately 39% to 41%, down from approximately 40% to 42%
R&D expense	$34 million to $36 million, unchanged	$34 million to $36 million, unchanged
SG&A expense	$69 million to $72 million, unchanged	$63 million to $66 million, unchanged
Restructuring expense	$2 million to $3 million, down from $2 million to $4 million	$—
Asset impairment charges	$2 million	$—
Interest and other	$67 million to $69 million, down from $70 million to $72 million	$51 million to $53 million, down from $54 million to $56 million
Effective tax rate	Approximately 16% to 17%, unchanged	Approximately 21% to 22%, down from approximately 22% to 23%
Adjusted EBITDA*	N/A	$145 million to $160 million, unchanged
Capital expenditures	$20 million to $25 million, unchanged	$20 million to $25 million, unchanged

**   A reconciliation of Adjusted amounts to most directly comparable GAAP amounts can be found in the attached financial tables.

Conference Call Information and Forward-Looking Statements

Later today, the company will host a conference call at 4:30 p.m. ET to review its results of operations for its fiscal 2020 second quarter ended December 31, 2019.  The conference call will be available to interested parties by dialing 800-447-0521 from the U.S. or Canada, or 847-413-3238 from international locations, passcode 49357861.  The call will be broadcast via the Internet at www.lannett.com.  Listeners are encouraged to visit the website at least 10 minutes prior to the start of the scheduled presentation to register, download and install any necessary audio software.  A playback of the call will be archived and accessible on the same website for at least three months.

Discussion during the conference call may include forward-looking statements regarding such topics as, but not limited to, the company’s financial status and performance, regulatory and operational developments, and any comments the company may make about its future plans or prospects in response to questions from participants on the conference call.

Use of Non-GAAP Financial Measures

This news release contains references to Non-GAAP financial measures, including Adjusted EBITDA, which are financial measures that are not prepared in conformity with United States generally accepted accounting principles (U.S. GAAP).  Management uses these measures internally for evaluating its operating performance.  The Company’s management believes that the presentation of Non-GAAP financial measures provides useful supplementary information regarding operational performance, because it enhances an investor’s overall understanding of the financial results for the Company’s core business.  Additionally, it provides a basis for the comparison of the financial results for the Company’s core business between current, past and future periods.  The company also believes that including Adjusted EBITDA, as defined in the company’s existing Credit Agreement, is appropriate to provide additional information to investors to demonstrate the company’s ability to comply with financial debt covenants.  Non-GAAP financial measures should be considered only as a supplement to, and not as a substitute for or as a superior measure to, financial measures prepared in accordance with U.S. GAAP.

Detailed reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included with this release.

Non-GAAP financial measures exclude, among others, the effects of (1) amortization of purchased intangibles and other purchase accounting entries, (2) restructuring expenses, (3) non-cash interest expense, as well as (4) certain other items considered unusual or non-recurring in nature.

*     Adjusted EBITDA excludes the same adjustments discussed above, as well as additional adjustments permitted under the company’s existing Credit Agreement.

About Lannett Company, Inc.:

Lannett Company, founded in 1942, develops, manufactures, packages, markets and distributes generic pharmaceutical products for a wide range of medical indications — see financial schedule below for net sales by medical indication.  For more information, visit the company’s website at www.lannett.com.

This news release contains certain statements of a forward-looking nature relating to future events or future business performance.  Any such statements, including, but not limited to, successfully commercializing recently launched products and planned product launches, and achieving the financial metrics stated in the company’s guidance for fiscal 2020, whether expressed or implied, are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated due to a number of factors which include, but are not limited to, the difficulty in predicting the timing or outcome of FDA or other regulatory approvals or actions, the ability to successfully commercialize products upon approval, including acquired products, and Lannett’s estimated or anticipated future financial results, future inventory levels, future competition or pricing, future levels of operating expenses, product development efforts or performance, and other risk factors discussed in the company’s Form 10-K and other documents filed with the Securities and Exchange Commission from time to time.  These forward-looking statements represent the company’s judgment as of the date of this news release.  The company disclaims any intent or obligation to update these forward-looking statements.

# # #

FINANCIAL SCHEDULES FOLLOW

LANNETT COMPANY, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except share and per share data)

	(Unaudited)
	December 31, 2019	June 30, 2019
ASSETS
Current assets:
Cash and cash equivalents	$119,176	$140,249
Accounts receivable, net	158,498	164,752
Inventories	152,090	143,971
Prepaid income taxes	6,949	—
Assets held for sale	3,757	9,671
Other current assets	8,709	13,606
Total current assets	449,179	472,249
Property, plant and equipment, net	183,631	186,670
Intangible assets, net	422,849	411,229
Operating lease right-of-use assets	6,015	—
Deferred tax assets	111,514	109,305
Other assets	7,896	7,960
TOTAL ASSETS	$1,181,084	$1,187,413

LIABILITIES
Current liabilities:
Accounts payable	$30,883	$13,493
Accrued expenses	10,750	5,805
Accrued payroll and payroll-related expenses	12,238	19,924
Rebates payable	48,447	46,175
Royalties payable	20,298	16,215
Restructuring liability	515	2,315
Income taxes payable	—	2,198
Current operating lease liabilities	1,848	—
Short-term borrowings and current portion of long-term debt	101,939	66,845
Other current liabilities	2,851	3,652
Total current liabilities	229,769	176,622
Long-term debt, net	606,073	662,203
Long-term operating lease liabilities	5,358	—
Other liabilities	14,712	14,547
TOTAL LIABILITIES	855,912	853,372
Commitments (Note 12)

STOCKHOLDERS’ EQUITY
Common stock ($0.001 par value, 100,000,000 shares authorized; 39,851,828 and 38,969,518 shares issued; 38,698,403 and 38,010,714 shares outstanding at December 31, 2019 and June 30, 2019, respectively)	40	39
Additional paid-in capital	317,012	317,023
Retained earnings	25,002	32,075
Accumulated other comprehensive loss	(578)	(615)
Treasury stock (1,153,425 and 958,804 shares at December 31, 2019 and June 30, 2019, respectively)	(16,304)	(14,481)
Total stockholders’ equity	325,172	334,041
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,181,084	$1,187,413

LANNETT COMPANY, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2019	2018	2019	2018
Net sales	$136,110	$193,718	$263,452	$348,772
Cost of sales	86,663	115,751	164,319	203,441
Amortization of intangibles	8,153	8,157	15,181	16,380
Gross profit	41,294	69,810	83,952	128,951
Operating expenses:
Research and development expenses	6,906	9,723	15,846	19,533
Selling, general and administrative expenses	17,421	23,197	38,729	43,785
Restructuring expenses	192	213	1,580	1,235
Asset impairment charges	—	—	1,618	369,499
Total operating expenses	24,519	33,133	57,773	434,052
Operating income (loss)	16,775	36,677	26,179	(305,101)
Other income (loss):
Loss on extinguishment of debt	—	—	(2,145)	—
Investment income	430	556	1,159	935
Interest expense	(16,694)	(21,512)	(35,986)	(42,945)
Other	(735)	(712)	199	(1,008)
Total other loss	(16,999)	(21,668)	(36,773)	(43,018)
Income (loss) before income tax	(224)	15,009	(10,594)	(348,119)
Income tax expense (benefit)	(5,308)	2,647	(3,521)	(72,953)
Net income (loss)	$5,084	$12,362	$(7,073)	$(275,166)

Earnings (loss) per common share:
Basic	$0.13	$0.33	$(0.18)	$(7.30)
Diluted (1)	$0.13	$0.32	$(0.18)	$(7.30)

Weighted average common shares outstanding:
Basic	38,605,052	37,761,176	38,457,159	37,674,200
Diluted (1)	40,557,503	39,112,547	38,457,159	37,674,200

(1) Effective with the 4.5% Senior Convertible Note issued on September 27, 2019, the diluted earnings per share was calculated based on the "if-converted" method.

LANNETT COMPANY, INC.

RECONCILIATION OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION (UNAUDITED)

(In thousands, except percentages, share and per share data)

Three months ended December 31, 2019

											Income (loss)			Diluted
		Cost of	Amortization	Gross	Gross	R&D	SG&A	Restructuring	Operating	Other	before	Income tax		earnings per
	Net sales	sales	of intangibles	Profit	Margin %	expense	expense	expenses	income	income (loss)	income tax	expense (benefit)	Net income	share (i)
GAAP Reported	$136,110	$86,663	$8,153	$41,294	30%	$6,906	$17,421	$192	$16,775	$(16,999)	$(224)	$(5,308)	$5,084	$0.13
Adjustments:
Amortization of intangibles (a)	—	—	(8,153)	8,153		—	—	—	8,153	—	8,153	—	8,153
Cody API business (b)	—	(206)	—	206		(85)	(161)	—	452	—	452	—	452
Depreciation on capitalized software costs (c)	—	—	—	—		—	(1,058)	—	1,058	—	1,058	—	1,058
Decommissioning of Philadelphia sites (d)	—	(303)	—	303		—	—	—	303	—	303	—	303
Restructuring expenses (e)	—	—	—	—		—	—	(192)	192	—	192	—	192
Non-cash interest (f)	—	—	—	—		—	—	—	—	3,563	3,563	—	3,563
Other (g)	—	(209)	—	209		—	(135)	—	344	630	974	—	974
Tax adjustments (h)	—	—	—	—		—	—	—	—	—	—	8,111	(8,111)

Non-GAAP Adjusted	$136,110	$85,945	$—	$50,165	37%	$6,821	$16,067	$—	$27,277	$(12,806)	$14,471	$2,803	$11,668	$0.27

(a)	To exclude amortization of purchased intangible assets primarily related to the acquisitions of KUPI and Silarx Pharmaceuticals, Inc.
(b)	To exclude the operating results of the ceased Cody API business
(c)	To exclude depreciation on previously capitalized software integration costs associated with the KUPI acquisition
(d)	To exclude the costs related to the decommissioning and shutdown of the Philadelphia manufacturing and distribution sites
(e)	To exclude expenses associated with the Cody API Restructuring Plan
(f)	To exclude non-cash interest expense associated with debt issuance costs
(g)	To primarily exclude a settlement related to a shareholder derivative lawsuit against certain current and former officers and directors of the Company
(h)	To exclude the tax effect of the pre-tax adjustments included above at applicable tax rates
(i)

The weighted average share number for the three months ended December 31, 2019 is 40,557,503 for GAAP and 46,198,445 for the non-GAAP earnings per share calculations. Effective with the 4.5% Senior Convertible Note issued on September 27, 2019, the diluted earnings per share was calculated based on the "if-converted" method.

LANNETT COMPANY, INC.

RECONCILIATION OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION (UNAUDITED)

(In thousands, except percentages, share and per share data)

Three months ended December 31, 2018

														Diluted
		Cost of	Amortization	Gross	Gross	R&D	SG&A	Restructuring	Operating	Other income	Income before	Income tax		earnings per
	Net sales	sales	of intangibles	Profit	Margin %	expense	expense	expenses	income	(loss)	income tax	expense	Net income	share (k)
GAAP Reported	$193,718	$115,751	$8,157	$69,810	36%	$9,723	$23,197	$213	$36,677	$(21,668)	$15,009	$2,647	$12,362	$0.32
Adjustments:
Depreciation of Fixed Assets step-up (a)	—	(1,124)	—	1,124		—	—	—	1,124	—	1,124	—	1,124
Amortization of intangibles (b)	—	—	(8,157)	8,157		—	—	—	8,157	—	8,157	—	8,157
Cody API business Held for Sale (c)	—	(3,486)	—	3,486		(862)	34	—	4,314	—	4,314	—	4,314
Depreciation on capitalized software costs (d)	—	—	—	—		—	(1,058)	—	1,058	—	1,058	—	1,058
Legal and financial advisory costs (e)	—	—	—	—		—	(2,430)	—	2,430	—	2,430	—	2,430
Decommissioning of Philadelphia sites (f)	—	(2,265)	—	2,265		—	—	—	2,265	583	2,848	—	2,848
Restructuring expenses (g)	—	—	—	—		—	—	(213)	213	—	213	—	213
Non-cash interest (h)	—	—	—	—		—	—	—	—	4,396	4,396	—	4,396
Other (i)	—	(1,126)	—	1,126		(210)	(2,318)	—	3,654	285	3,939	—	3,939
Tax adjustments (j)	—	—	—	—		—	—	—	—	—	—	7,199	(7,199)

Non-GAAP Adjusted	$193,718	$107,750	$—	$85,968	44%	$8,651	$17,425	$—	$59,892	$(16,404)	$43,488	$9,846	$33,642	$0.86

(a)	To exclude depreciation of a fair value step-up in property, plant and equipment related to the acquisition of Kremers Urban Pharmaceuticals, Inc. ("KUPI")
(b)	To exclude amortization of purchased intangible assets primarily related to the acquisitions of KUPI and Silarx Pharmaceuticals, Inc.
(c)	To exclude the operating results of the Cody API business Held for Sale which was classified as Held for Sale as of September 30, 2018
(d)	To exclude depreciation on previously capitalized software integration costs associated with the KUPI acquisition
(e)	To exclude legal and financial advisory costs primarily related to exploring and evaluating debt and capital structure alternatives, including the December 2018 amendment to our Credit Agreement
(f)	To exclude the costs associated with the decommissioning and shutdown of the Philadelphia manufacturing and distribution sites
(g)	To exclude expenses associated with the 2016 Restructuring Plan as well as the Cody Restructuring Plan
(h)	To exclude non-cash interest expense associated with debt issuance costs
(i)	To primarily exclude separation costs related to the Company's cost reduction plan, as well as a special recognition incentive payment
(j)	To exclude the tax effect of the pre-tax adjustments included above at applicable tax rates
(k)	The weighted average share number for the three months ended December 31, 2018 is 39,112,547 for both the GAAP and the non-GAAP earnings per share calculations

LANNETT COMPANY, INC.

RECONCILIATION OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION (UNAUDITED)

(In thousands, except percentages, share and per share data)

Six months ended December 31, 2019

															Diluted
									Asset			Income (loss)			earnings
		Cost of	Amortization	Gross	Gross	R&D	SG&A	Restructuring	impairment	Operating	Other	before	Income tax	Net income	(loss) per
	Net sales	sales	of intangibles	Profit	Margin %	expense	expense	expenses	charges	income	income (loss)	income tax	expense (benefit)	(loss)	share (k)
GAAP Reported	$263,452	$164,319	$15,181	$83,952	32%	$15,846	$38,729	$1,580	1,618	$26,179	$(36,773)	$(10,594)	$(3,521)	$(7,073)	$(0.18)
Adjustments:
Amortization of intangibles (a)	—	—	(15,181)	15,181		—	—	—	—	15,181	—	15,181	—	15,181
Cody API business (b)	—	(1,928)	—	1,928		(505)	(375)	—	—	2,808	—	2,808	—	2,808
Depreciation on capitalized software costs (c)	—	—	—	—		—	(2,117)	—	—	2,117	—	2,117	—	2,117
Decommissioning of Philadelphia sites (d)	—	(1,292)	—	1,292		—	—	—	—	1,292	—	1,292	—	1,292
Restructuring expenses (e)	—	—	—	—		—	—	(1,580)	—	1,580	—	1,580	—	1,580
Asset impairment charges (f)	—	—	—	—		—	—	—	(1,618)	1,618	—	1,618	—	1,618
Non-cash interest (g)	—	—	—	—		—	—	—	—	—	7,571	7,571	—	7,571
Loss on extinguishment of debt (h)	—	—	—	—		—	—	—	—	—	2,145	2,145	—	2,145
Other (i)	—	(417)	—	417		—	(2,224)	—	—	2,641	(336)	2,305	—	2,305
Tax adjustments (j)	—	—	—	—		—	—	—	—	—	—	—	9,110	(9,110)

Non-GAAP Adjusted	$263,452	$160,682	$—	$102,770	39%	$15,341	$34,013	$—	$—	$53,416	$(27,393)	$26,023	$5,589	$20,434	$0.49

(a)	To exclude amortization of purchased intangible assets primarily related to the acquisitions of KUPI and Silarx Pharmaceuticals, Inc.
(b)	To exclude the operating results of the ceased Cody API business
(c)	To exclude depreciation on previously capitalized software integration costs associated with the KUPI acquisition
(d)	To exclude the costs related to the decommissioning and shutdown of the Philadelphia manufacturing and distribution sites
(e)	To exclude expenses associated with the Cody API Restructuring Plan
(f)	To exclude impairment charges primarily associated with an operating lease right-of-use asset
(g)	To exclude non-cash interest expense associated with debt issuance costs
(h)	To exclude the loss on extinguishment of debt primarily related to the partial repayment of the outstanding Term Loan A balance
(i)

To primarily exclude accrued separation costs related to the Company's former Chief Financial Officer as well as gains on sales of assets previously held for sale, partially offset by legal settlements

(j)	To exclude the tax effect of the pre-tax adjustments included above at applicable tax rates
(k)

The weighted average share number for the six months ended December 31, 2019 is 38,457,159 for GAAP and 43,723,412 for the non-GAAP earnings (loss) per share calculations. Effective with the 4.5% Senior Convertible Note issued on September 27, 2019, the diluted earnings per share was calculated based on the "if-converted" method.

LANNETT COMPANY, INC.

RECONCILIATION OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION (UNAUDITED)

(In thousands, except percentages, share and per share data)

Six months ended December 31, 2018

															Diluted
												Income (loss)	Income tax		earnings
		Cost of	Amortization	Gross	Gross	R&D	SG&A	Restructuring	Asset impairment	Operating	Other income	before income	expense	Net income	(loss) per
	Net sales	sales	of intangibles	Profit	Margin %	expense	expense	expenses	charges	income (loss)	(loss)	tax	(benefit)	(loss)	share (l)
GAAP Reported	$348,772	$203,441	$16,380	$128,951	37%	$19,533	$43,785	$1,235	369,499	$(305,101)	$(43,018)	$(348,119)	$(72,953)	$(275,166)	$(7.30)
Adjustments:
Depreciation of fixed assets step-up (a)	—	(2,459)	—	2,459		—	—	—	—	2,459	—	2,459	—	2,459
Amortization of intangibles (b)	—	—	(16,380)	16,380		—	—	—	—	16,380	—	16,380	—	16,380
Cody API business Held for Sale (c)	—	(3,486)	—	3,486		(862)	34	—	—	4,314	—	4,314	—	4,314
Depreciation on capitalized software costs (d)	—	—	—	—		—	(2,116)	—	—	2,116	—	2,116	—	2,116
Legal and financial advisory costs (e)	—	—	—	—		—	(2,430)	—	—	2,430	—	2,430	—	2,430
Decommissioning of Philadelphia sites (f)	—	(2,265)	—	2,265		—	—	—	—	2,265	583	2,848	—	2,848
Restructuring expenses (g)	—	—	—	—		—	—	(1,235)	—	1,235	—	1,235	—	1,235
Asset impairment charges (h)	—	—	—	—		—	—	—	(369,499)	369,499	—	369,499	—	369,499
Non-cash interest (i)	—	—	—	—		—	—	—	—	—	8,934	8,934	—	8,934
Other (j)	—	(1,126)	—	1,126		(210)	(2,600)	—	—	3,936	285	4,221	—	4,221
Tax adjustments (k)	—	—	—	—		—	—	—	—	—	—	—	88,703	(88,703)

Non-GAAP Adjusted	$348,772	$194,105	$—	$154,667	44%	$18,461	$36,673	$—	$—	$99,533	$(33,216)	$66,317	$15,750	$50,567	$1.30

(a)	To exclude depreciation of a fair value step-up in property, plant and equipment related to the acquisition of Kremers Urban Pharmaceuticals, Inc. ("KUPI")
(b)	To exclude amortization of purchased intangible assets primarily related to the acquisitions of KUPI and Silarx Pharmaceuticals, Inc.
(c)	To exclude the operating results of the Cody API business Held for Sale which was classified as Held for Sale as of September 30, 2018
(d)	To exclude depreciation on previously capitalized software integration costs associated with the KUPI acquisition
(e)	To exclude legal and financial advisory costs primarily related to exploring and evaluating debt and capital structure alternatives, including the December 2018 amendment to our Credit Agreement
(f)	To exclude the costs associated with the decommissioning and shutdown of the Philadelphia manufacturing and distribution sites
(g)	To exclude expenses associated with the 2016 Restructuring Plan as well as the Cody Restructuring Plan
(h)	To exclude asset impairment charges related to goodwill and other long-lived assets
(i)	To exclude non-cash interest expense associated with debt issuance costs
(j)	To primarily exclude separation costs related to the Company's cost reduction plan, as well as a special recognition incentive payment
(k)	To exclude the tax effect of the pre-tax adjustments included above at applicable tax rates
(l)	The weighted average share number for the six months ended December 31, 2018 is 37,674,200 for GAAP and 38,937,705 for the non-GAAP earnings (loss) per share calculations

LANNETT COMPANY, INC.

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA (UNAUDITED)

($ in thousands)

Three months ended
December 31, 2019

Net income	$5,084

Interest expense	16,694
Depreciation and amortization	14,089
Income tax benefit	(5,308)
EBITDA	30,559

Share-based compensation	2,007
Inventory write-down	2,544
Investment income	(430)
Other non-operating income	735
Restructuring expenses	192
Restructuring payments	(844)
Cody API business (a)	452
Decommissioning of Philadelphia sites (b)	303
Other	269
Adjusted EBITDA (Non-GAAP)	$35,787

(a)	To exclude the operating results of the ceased Cody API business
(b)	To exclude the costs related to the decommissioning and shutdown of the Philadelphia manufacturing and distribution sites

LANNETT COMPANY, INC.

RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED INFORMATION (UNAUDITED)

($ in millions)

	Fiscal Year 2020 Guidance
				Non-GAAP
	GAAP	Adjustments		Adjusted

Net sales	$530 - $550	-		$530 - $550
Gross margin percentage	approx. 32.5% to 34.5%	6.5%	(a)	approx. 39% to 41%
R&D expense	$34 - $36	-		$34 - $36
SG&A expense	$69 - $72	($6)	(b)	$63 - $66
Restructuring expense	$2 - $3	($2 - $3)	(c)	-
Asset impairment charges	$2	($2)	(d)	-
Interest and other	$67 - $69	($16)	(e)	$51 - $53
Effective tax rate	approx. 16% to 17%	5%	(f)	approx. 21% to 22%
Adjusted EBITDA	N/A	N/A		$145 - $160
Capital expenditures	$20 - $25	-		$20 - $25

(a)	The adjustment primarily reflects amortization of purchased intangible assets related to the acquisition of Kremers Urban Pharmaceuticals, Inc. (“KUPI”)
(b)	The adjustment primarily excludes depreciation on previously capitalized software integration costs associated with the KUPI acquisition
(c)	To exclude expenses associated with the Cody API Restructuring Plan
(d)	This adjustment primarily excludes an impairment charge associated with an operating lease right-of-use asset
(e)	The adjustment primarily reflects non-cash interest expense associated with debt issuance costs
(f)	The adjustment reflects the impact of tax credits and deductions relative to expected annual pre-tax income

LANNETT COMPANY, INC.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA (UNAUDITED)

($ in millions)

	Fiscal Year 2020 Guidance
	Low	High

Net income (loss)	$(2.0)	$6.0

Interest expense	67.0	69.0
Depreciation and amortization	56.0	57.0
Income taxes	—	2.0
EBITDA	121.0	134.0

Share-based compensation	10.0	11.0
Inventory write-down	9.0	10.0
Separation costs	1.0	1.0
Cody API business	3.0	3.0
Impairment	2.0	2.0
Restructuring expenses	2.0	3.0
Restructuring payments	(3.0)	(4.0)
Adjusted EBITDA (Non-GAAP)	$145.0	$160.0

LANNETT COMPANY, INC.

NET SALES BY MEDICAL INDICATION

	Three Months Ended		Six Months Ended
(In thousands)	December 31,		December 31,
Medical Indication	2019	2018	2019	2018
Analgesic	$2,111	$2,547	$3,995	$4,376
Anti-Psychosis	22,697	14,036	50,730	24,925
Cardiovascular	23,972	25,680	45,579	47,450
Central Nervous System	19,331	7,373	38,588	21,659
Endocrinology	—	88,477	—	142,355
Gastrointestinal	18,313	12,943	35,275	30,537
Infectious Disease	18,078	4,616	29,973	9,096
Migraine	10,878	12,551	20,021	22,288
Respiratory/Allergy/Cough/Cold	3,075	3,388	5,781	6,972
Urinary	1,233	1,596	1,668	3,137
Other	9,934	12,606	19,796	23,411
Contract manufacturing revenue	6,488	7,905	12,046	12,566
Total net sales	$136,110	$193,718	$263,452	$348,772